                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): July 10, 2001

                        HALL, KINION & ASSOCIATES, INC.
            (Exact Name of Registrant as Specified in its Charter)

         Delaware                       000-22869            77-0337705
(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
of Incorporation)                                            Identification No.)

                                                             95131
2570 North First Street                                      (Zip Code)
Suite 400
San Jose, California
(Address of Principal Executive Offices)

      Registrant's telephone number, including area code: (408) 895-5200

                                     None
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

     On July 10, 2001, Hall, Kinion & Associates, Inc., a Delaware corporation (the "Company"), announced preliminary second quarter financial results for the quarter ended July 1, 2001, including certain restructuring charges. A copy of the Company's press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

     The press release filed as an exhibit to this report includes "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements concerning, among other things, the Company's expected financial performance for the second fiscal quarter contained in the press release are "forward-looking"
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rather than "historic." The Company disclaims any obligation to update forward-
looking statements contained in the press release. The press release also states that a more thorough discussion of certain factors which may affect the Company's operating results is included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 and other filings made with the Securities & Exchange Commission which are on file with the Securities and Exchange Commission and available at the Securities and Exchange Commission's website (http://www.sec.gov).

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.

     The following exhibits are filed with this report on Form 8-K:

Exhibit No.     Description
-----------     -----------

99.1            Press Release of Hall, Kinion & Associates, Inc. dated July 10,
                2001.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         HALL, KINION & ASSOCIATES, INC.


Dated: July 10, 2001     By: /s/ MARTIN KROPELNICKI
                         --------------------------
                         Martin Kropelnicki
                         Vice President and Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit No.     Description
----------      -----------

99.1            Press Release of Hall, Kinion & Associates, Inc. dated July 10,
                2001.

                                       2